Supplement dated December 31, 2000 to the Advantus Series Fund, Inc. Prospectus dated May 1, 2000:

The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

Effective December 31, 2000, Jeffrey T. Rose, CFA, joins Susan L. Black as Co-Portfolio Manager of the Capital Appreciation Portfolio. Mr. Rose joined CSAM as a Director in September 2000. Previously, Mr. Rose was a managing director and portfolio manager with Prudential Investments, which he joined in 1994 as an equity analyst, and an analyst and portfolio manager of private securities for Prudential Capital Group from 1992 to 1994.




Investors should retain this supplement for future reference.
F. 55610 12-2000